EXECUTION VERSION
WAIVER, ASSUMPTION AND SUPPLEMENTAL AGREEMENT

          This WAIVER, ASSUMPTION AND SUPPLEMENTAL AGREEMENT, dated as of February 21, 2003 (this "Agreement"), is by and among Allegheny Energy Supply Company, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the "Company"), the holders (the "Initial Holders") listed on the signature pages hereto of the 8.13% Senior Secured Notes due 2007 (the "A-Notes") issued by the Trust (as defined below) pursuant to the Original Indenture (as defined below) and any holders of A-Notes that become a party to this Agreement by executing a Joinder Agreement in the form set forth in Exhibit C hereto (the "Joining Holders" and, together with the Initial Holders, the "Holders"), and Law Debenture Trust Company of New York, a limited purpose trust company duly organized and existing under the laws of the State of New York, as successor to Bank One Trust Company, N.A., in its capacity as trustee under the Original Indenture (the "Indenture Trustee").

RECITALS

          A)     Under that certain Indenture dated as of November 28, 2001 between Allegheny Energy Supply Statutory Trust 2001 (the "Trust") and Bank One Trust Company, N.A., as trustee, and joined in by the Company (as supplemented by a Supplemental Indenture dated as of February 21, 2003 among the Trust, the Company, Bank One Trust Company, N.A., as resigning trustee (the "Resigning Trustee") and the Indenture Trustee, as successor trustee, the "Original Indenture"), the Trust issued the A-Notes. The Company may assume the A-Notes pursuant to Section 1301 of the Original Indenture, provided that no A-Note Event of Default (as defined in the Original Indenture) has occurred and is continuing.

          B)     The Company now desires to assume the A-Notes under the Original Indenture. However, the Company has notified the holders of the A-Notes that an A-Note Event of Default has occurred and is continuing and has requested that such default be waived. The Initial Holders constitute not less than a majority in principal amount of the outstanding A-Notes and are willing to grant such waiver and to permit such assumption in accordance with the terms set forth herein. Pursuant to such waiver, the Company will assume the A-Notes as permitted by Article Thirteen of the Original Indenture and pursuant to an amended and restated indenture in the form set forth as Exhibit 1 to the Original Indenture.

          C)     The Company also desires, immediately following such assumption, to enter into an indenture supplemental to such amended and restated indenture in order to provide collateral security for a portion of the A-Notes, to increase the rate of interest payable in respect of the A-Notes and to make certain other amendments to the A-Notes, all of which changes are reflected in the amended and restated indenture attached as Exhibit A hereto (the "Supply Indenture") and in the Security Agreement referred to below and the other agreements and instruments referred to therein.

          D)     The Company and the Indenture Trustee are also entering into a Security and Intercreditor Agreement (the "Security Agreement"), dated as of the date hereof, among the Company, the other Grantors named therein, the Refinancing Lenders, the New Money Lenders, the Springdale Lenders party thereto, Bank One, N.A., as Refinancing Issuing Bank, Citibank N.A., as Refinancing Lender Agent, New Money Lender Agent, Collateral Agent, Intercreditor Agent and Depository Agent, The Bank of Nova Scotia, as Springdale Lender Agent, Springdale Special Draw Agent and Documentation Agent, JPMorgan Chase Bank, as Syndication Agent, and the Indenture Trustee.

          E)     The Company and the Indenture Trustee are also entering into the Intercreditor Agreement (the "Intercreditor Agreement"), dated as of the date hereof, among the Company, Citibank, N.A., as AYE Lender Agent, New Money Lender Agent, Refinancing Lender Agent and Intercreditor Agent, The Bank of Nova Scotia, as Springdale Lender Agent, the Indenture Trustee and the Parent.

AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

Section 1. Definitions; Interpretation.
(a) Capitalized terms used but not defined herein shall have the meanings given to those terms in the Security Agreement.

                    (b)     References herein (i) to any agreement (except the Original Indenture) shall include such agreement as it may be amended, supplemented or modified from time to time, and (ii) to any party shall include such party's successors and permitted assigns.

Section 2. Waiver, Consent and Assumption.
(a) Subject to Section 4 hereof, each Holder:

                             (i)     grants the waivers requested pursuant to that certain Confidential Consent Solicitation Statement dated February 19, 2003 from the Company relating to the A-Notes (as amended to the date hereof, the "Consent Solicitation");

                             (ii)     as a result of such waiver, affirms the right of the Company, by notice to the Indenture Trustee, which notice such Holder acknowledges to have been given herein, to assume the Trust's obligations under the Original Indenture and the A-Notes pursuant to Article Thirteen of the Original Indenture;

(iii) consents and agrees to the termination of the Registration Rights Agreement dated November 28, 2001 among the Company, the Trust and the Initial Purchasers named therein;
(iv) consents to and ratifies the appointment of Law Debenture Trust Company of New York as successor trustee under the Original Indenture;

                             (v)     consents to the terms of, and authorizes the Indenture Trustee to execute and deliver, the Supply Indenture and, in its capacity as Indenture Trustee, the Security Agreement and the Intercreditor Agreement and ratifies such execution and delivery; and

                             (vi)     authorizes the Indenture Trustee to execute and deliver any documents required to release all liens and security interests granted to the Indenture Trustee (or its predecessor) under the Original Indenture and the A-Notes issued under the Original Indenture in accordance with Section 1305 of the Original Indenture and ratifies such execution and delivery.

(b) The Company hereby gives notice that it is assuming the A-Notes pursuant to and in accordance with Section 1302 of the Original Indenture and consents to the terms of the Supply Indenture.

          Section 3.     Consent Fee. On the Closing Date, the Company shall pay to the Indenture Trustee or its agent for the account of the Existing Noteholders a consent fee payable in immediately available funds in an amount equal to $3,800,000, which consent fee the Indenture Trustee shall promptly pay to all of the Existing Noteholders pro rata based on the principal amount of A-Notes held by each such Existing Noteholder on the Closing Date.

Section 4. Conditions Precedent to Effectiveness of Agreement. The effectiveness of Section 2(a) of this Agreement is subject to the satisfaction of the following conditions precedent:

                    (a)     Execution and Delivery of Supply Indenture and Security Agreement; Issuance of Notes. The Company shall have (i) duly executed and delivered the Supply Indenture, the Security Agreement and any documents and agreements that the Company is required to execute and deliver at or prior to the Closing Date pursuant to the Security Agreement and the Common Terms Agreement; and (ii) executed, and the Indenture Trustee shall have authenticated and delivered to the Existing Noteholders, in replacement of the A-Notes (following the assumption thereof and after giving effect to the supplements and amendments to the indenture contemplated hereby) Amended A Notes in an aggregate principal amount equal to $343,722,237.45, Amended B Notes in an aggregate principal amount equal to $36,277,762.55 and Amended C Notes in an aggregate principal amount equal to $0, and the Amended A Notes and Amended B Notes shall have been allocated among the Existing Noteholders pro rata based on the outstanding principal amount of the A-Notes held by the Existing Noteholders on the date of such distribution.

                    (b)     Certain Financing Documents. Each of the Common Terms Agreement, the Initial Credit Agreements, the Intercreditor Agreement and the Fee Letters shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect.

(c) New Money Closing. The New Money Closing (as defined in the Common Terms Agreement) shall have occurred.
(d) Collateral Documents and Related Documents. The Collateral Agent shall have received the following:

                             (i)     the Security Agreement, duly authorized, executed and delivered by each party thereto and in full force and effect in accordance with its terms, and the following in connection with the Security Agreement:

(A) certificates representing the Initial Pledged Equity accompanied by undated stock powers executed in blank to the extent that such Initial Pledged Equity is certificated; and

          (B)     proper financing statements, duly completed for filing under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Collateral Documents, covering the Collateral described in the Collateral Documents; and

          (C)     results of lien searches, dated on or no earlier than 45 days before the Closing Date, for existing financing statements filed in the jurisdictions referred to in Schedule 4.01(r) of the Common Terms Agreement and Schedules III and VII to the Security Agreement as the current or previous jurisdiction of organization, current or previous location of chief executive office, current or previous place where agreements are maintained and location of real property, in each case, of each Grantor that name any Grantor as debtor, together with copies of all such financing statements (which schedules do not include with respect to each of Allegheny Energy Supply Lincoln Generating Facility, LLC, Allegheny Energy Supply Wheatland Generating Facility, LLC, Allegheny Energy Supply Gleason Generating Facility, LLC, Energy Financing Company, LLC and Lake Acquisition Company, LLC, previous locations of chief executive offices, and those previous places where agreements of such Persons were maintained that existed prior to the acquisition of the Borrower of such Persons and of which the Borrower is not aware); and

(D) a Consent, duly executed by each party thereto, with respect to each Affiliate Energy Contract, each Operating Agreement and the Tax Allocation Agreement; and

          (E)     evidence that all other actions (including payment by the Borrower to the title insurance company recording the Refinancing Mortgages (as defined in the Common Terms Agreement) of the amount previously notified by such title insurance company to the Borrower as necessary for it to record the Refinancing Mortgages) that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens and security interests created under the Collateral Documents, other than the Other Perfection Requirements (as defined in the Common Terms Agreement), have been taken; and

                             (ii)     confirmation from the title insurance company recording the Refinancing Mortgages (as defined in the Common Terms Agreement) that duly executed counterparts of the Refinancing Mortgages (as defined in the Common Terms Agreement) sufficient for recording in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create valid and subsisting Liens on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties have been recorded, and evidence that all filing and recording taxes and fees have been paid; and

                             (iii)     fully paid American Land Title Association Lender's Extended Coverage title insurance policies in form and substance, with endorsements and in amounts, and issued by such title insurers, each as required by Section 3.03(b)(ii) of the Common Terms Agreement, insuring the Refinancing Mortgages for the Material Properties and the Relevant Properties to be valid and subsisting Liens on the property described therein, free and clear of all defects (including mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Liens (as defined in the Common Terms Agreement), and providing for such other affirmative insurance (including endorsements for future advances under the Financing Documents and for mechanics' and materialmen's Liens) as required under Section 3.03(b)(ii) of the Common Terms Agreement; and

                             (iv)     confirmation from the title insurance company recording the Refinancing Mortgages with respect to the validity and (subject to the exceptions and encumbrances permitted therein) the priority of the Refinancing Mortgages; and

                             (v)     with respect to each Initial Controlled Account, an Account Control Agreement with respect thereto, duly authorized, executed and delivered by each of the parties thereto and in full force and effect.

(e) Corporate Documents. The Collateral Agent shall have received the following:

                             (i)     certified copies of the resolutions of the Board of Directors of each Grantor authorizing the execution, delivery and performance of each Financing Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to each such Financing Document; and

                             (ii)     a copy of a certificate of the Secretary of State of the jurisdiction of formation of each Grantor, dated reasonably near the Closing Date, certifying (A) as to a true and correct copy of the certificate of incorporation or formation of such Grantor and each amendment thereto on file in such Secretary's office and (B) that (1) such amendments are the only amendments to such certificate on file in such Secretary's office, (2) such Grantor has paid all franchise taxes to the date of such certificate and (3) such Grantor is duly formed and in good standing or presently subsisting under the laws of the State of the jurisdiction of its formation; and

                             (iii)     a copy of a certificate of the Secretary of State of each jurisdiction (other than the jurisdiction of its formation) in which each Grantor is doing business, dated reasonably near the Closing Date, stating that such Grantor is duly qualified to do business and in good standing as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate, as applicable; and

                             (iv)     a certificate signed on behalf of each Grantor by its Secretary or any Assistant Secretary, dated the Closing Date (the statements made in which certificate shall be true on and as of the Closing Date), certifying (A) as to a true and correct copy of the Constituent Documents (as defined in the Common Terms Agreement) of such Grantor as of the Closing Date and each amendment to its Constituent Documents, if any, from the date on which the resolutions referred to in Section 4(e)(i) hereof were adopted, (B) the due incorporation or formation and good standing or valid existence of such Grantor under the laws of the jurisdiction of its formation, and the absence of any proceeding for the dissolution or liquidation of such Grantor; and (C) the names and true signatures of the officers of such Grantor authorized to sign each Financing Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

                    (f)     Financial Statements. The Collateral Agent shall have received a copy of each of the audited Consolidated annual financial statements of the Company and its Subsidiaries dated December 31, 2001 and interim Consolidated financial statements (consolidated balance sheets and income statements) of the Company and its Subsidiaries dated as of September 30, 2002, accompanied by (i) in the case of such audited financial statements, a copy of the letter of PricewaterhouseCoopers or other independent public accountants of recognized standing included in such audited financial statements and (ii) in the case of the audited and unaudited financial statements, an Officer's Certificate of the Company, dated as of the Closing Date, certifying that, subject to Accounting Review Adjustments (as defined in the Common Terms Agreement), the copies of such financial statements fairly present the financial condition of the Company and its Subsidiaries as of the date of such financial statements and the results of operations of the Company and its Subsidiaries for the period indicated in such financial statements, all in accordance with GAAP and subject, in the case of the interim Consolidated financial statements dated as of September 30, 2002, to normal year-end audit adjustments and the absence of footnotes.

                    (g)     Insurance. The Collateral Agent shall have received evidence (i) that the Collateral Agent has been named as additional insured with respect to all insurance required under Section 5.01(e) of the Common Terms Agreement and (ii) that the Collateral Agent has been named as a loss payee with respect to all deductible buy-down insurance.

                    (h)     Market Consultant Report. The Collateral Agent shall have received a copy of a report by the Market Consultant (as defined in the Common Terms Agreement) in form and substance satisfactory to the Collateral Agent, together with a certificate from the Market Consultant in the form of Exhibit C to the Common Terms Agreement.

(i) Business Plan. The Collateral Agent shall have received a copy of the Business Plan, in form and substance satisfactory to FTI (as defined in the Common Terms Agreement) and the Initial Lenders.

                    (j)     Other Legal Opinions. The Collateral Agent and the Indenture Trustee shall have received the legal opinions described in Section 3.01(i) of the Common Terms Agreement, each dated the Closing Date and addressed to, among others, the Indenture Trustee and each Initial Holder.

                    (k)     Litigation and other Proceedings. There shall exist (i) no action, suit, investigation, litigation or proceeding affecting the Company or any of its Subsidiaries or any such Person's properties pending or threatened in, before any court, before or by any Governmental Authority or before any arbitrator and (ii) no default by any such Person under any applicable order, writ, injunction or decree of any court, Governmental Authority or arbitrator, in each case which (A) could reasonably be expected to have a Material Adverse Effect other than the matters described on Schedule 4.01(f) to the Common Terms Agreement (the "Disclosed Litigation") or (B) purports to affect the legality, validity or enforceability of any Financing Document or the consummation of the Transaction (as defined in the Common Terms Agreement), and there shall have been no material adverse change with respect to the Company or any of its Subsidiaries, in respect of the Disclosed Litigation described on Schedule 4.01(f) to the Common Terms Agreement.

                    (l)     Governmental Approvals. All Governmental Approvals shall have been obtained (without the imposition of any conditions that are not acceptable to the Initial Lenders), shall be in full force and effect and shall be final, except as provided in Section 20 of PUHCA, and non-appealable, except in the case of the Securities and Exchange Commission's Order dated February 21, 2003, as provided in Section 24 of PUHCA, and shall not contain any restrictions, conditions or requirements which are then required to be satisfied and have not been satisfied, and the Collateral Agent shall have received copies of the Material Governmental Approvals, accompanied by an Officer's Certificate of the Company attaching copies of all Material Governmental Approvals (as defined in the Common Terms Agreement), and certifying that (i) the copies of each of the Material Governmental Approvals delivered pursuant to this Section 4(l) are true, correct and complete copies of such Material Governmental Approval, (ii) each Governmental Approval is in full force and effect, and is not subject to any pending appeal, intervention or similar proceeding or any unsatisfied condition that may result in modification or revocation thereof, (iii) any and all conditions set forth in all Governmental Approvals that are then required to be satisfied have been satisfied and (iv) to the best knowledge of the Responsible Officer (as defined in the Common Terms Agreement) providing such Officer's Certificate, no event has occurred that could reasonably be expected to result in the modification, cancellation or revocation of any Governmental Approval; all applicable waiting periods in connection with the Transaction shall have expired without any action being taken by any competent authority, and no law or regulation shall be applicable in the judgment of the Initial Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Transaction or the rights of the Company or its Subsidiaries to create any Lien on any properties now owned or hereafter acquired by any of them.

                    (m)     Funds Flow Memorandum. The Indenture Trustee shall have received a memorandum prepared by the Company (the "Funds Flow Memorandum") specifying the use of the proceeds of the Advances (as defined in the Common Terms Agreement) under each Initial Credit Agreement including applicable wire transfer instructions in form and substance satisfactory to the Initial Lenders which shall provide for, among other things, repayment of the Existing Lender Debt and Existing Springdale Debt and the payment of all accrued fees and expenses of the Indenture Trustee, the Resigning Trustee and all accrued fees of the Creditor Parties and all accrued expenses of the Agents and the Depository Bank (including the accrued fees and expenses of advisors and counsel to the Existing Noteholders, the Resigning Trustee and the Indenture Trustee).

                    (n)     Advisory Services. The Collateral Agent shall have received evidence reasonably satisfactory to the Initial Lenders as to the provision of services by the Financial Advisor to the Company until the date specified in clause (a) of the definition of "Final Maturity Date" set forth in the Common Terms Agreement.

                    (o)     Material Contract. The Collateral Agent shall have received copies of each Material Contract, accompanied by an Officer's Certificate of the Company, dated the Closing Date, certifying that: (i) the copies of the Material Contracts delivered pursuant to this Section 4(o) are true, correct and complete copies of such Material Contract; (ii) no term or condition of any Material Contract has been amended from the form thereof delivered pursuant to this Section 4(o) (other than in connection with any amendments or supplements so delivered); and (iii) other than as set forth in the Disclosed Litigation, (A) each Material Contract delivered pursuant to this Section 4(o) is in full force and effect, enforceable against the Company or any of its Subsidiaries which is a party thereto in accordance with its terms and, to the Company's best knowledge, enforceable against each other party thereto in accordance with its terms; (B) neither the Company, any of the Company's Subsidiaries nor, to the best knowledge of the Company, any other party to any Material Contract delivered pursuant to this 4(o) is in default thereunder, except as otherwise set forth in Schedule 4.01(u) to the Common Terms Agreement; and (C) the Company, each of the Company's Subsidiaries and, to the Company's best knowledge, each other party to any Material Contract delivered pursuant to this Section 4(o) has complied with all conditions precedent to its obligations under such Material Contract required to be performed or complied with by any such Person.

                    (p)     Closing Certificates. The following statements shall be true and the Indenture Trustee shall have received a certificate signed by an Authorized Signatory of each Grantor, each dated the Closing Date, stating that:

                             (i)     the representations and warranties by such Grantor contained in each Financing Document to which it is a party are correct on and as of the Closing Date, before and after giving effect to the Advances and Refinancing Letters of Credit on the Closing Date and to the application of the proceeds therefrom and to the transactions contemplated by this Agreement, as though made on and as of the Closing Date, other than any such representations or warranties that, by their terms, refer to a specific date other than the Closing Date in which case such representations and warranties shall be correct as of such specific date; and

                             (ii)     no Default (as defined in the Common Terms Agreement) has occurred and is continuing, or would result from the making of the Advances, assumption of the Existing Letters of Credit, assumption of the A-Notes or issuance of Refinancing Letters of Credit on the Closing Date or from the application of the proceeds therefrom.

                    (q)     Legal Opinion; Officer's Certificate. The Indenture Trustee shall have received an Officer's Certificate and opinion of counsel in accordance with Sections 102, 903 and 1304 of the Original Indenture including, at a minimum, the statements required by such Sections 102, 903 and 1304.

                    (r)     AYE Loan Documents. Each of the AYE Credit Agreement and the Hagerstown Credit Agreement shall have been entered into by the AYE Borrowers and the other parties thereto, shall be in full force and effect and shall provide financing in an aggregate amount of at least $330,000,000 in accordance with the terms thereof, and all conditions precedent to the "Closing Date" under, and as defined in, each of the AYE Credit Agreement and the Hagerstown Credit Agreement shall have been satisfied.

                    (s)     CapEx Budget. The Collateral Agent shall have received a statement, prepared by the Company, of (i) projected Capital Expenditures (including Scheduled Capital Expenditure (as defined in the Common Terms Agreement) and, to the extent budgeted by the Company and its Subsidiaries, Mandatory Capital Expenditure (as defined in the Common Terms Agreement)) for Fiscal Years 2003 and 2004, and (ii) the aggregate Dollar amount projected to be incurred for Capital Expenditures in 2005, in each case with respect to the Parent and its Subsidiaries.

                    (t)     Application to Extend and Increase Secured Borrowing Approval. The Collateral Agent shall have received evidence reasonably satisfactory to it of all applications filed by the Company to obtain all necessary Governmental Approvals (including by way of amendment to existing Governmental Approvals) so as to secure Debt in an aggregate amount equal to or in excess of the aggregate of all Commitments of the Lenders and the Amended Notes, through the date specified in clause (a) of the definition of "Final Maturity Date" set forth in the Common Terms Agreement, together with an Officer's Certificate of the Company, dated the Closing Date, attaching true, correct and complete copies of all such applications.

(u) Other Documents. The Indenture Trustee shall have received such other approvals, opinions or documents as the Initial Holders through the Indenture Trustee may reasonably request.

                    (v)     Existing Debt. The following shall have occurred: (i) all Existing Letters of Credit have been, or simultaneously with the Refinancing Closing will be, assumed by the Refinancing Issuing Bank and the Company has no Obligations with respect to any Existing Letters of Credit or the cancellation thereof (except under the Financing Documents), (ii) all Existing Lender Debt has been, or simultaneously with the Refinancing Closing will be, repaid in full or otherwise satisfied and extinguished and (iii) all Existing Springdale Debt has been, or simultaneously with the Refinancing Closing will be, assumed and/or refinanced by the Company pursuant to the Springdale Credit Agreement.

                    (w)     Consolidated Assets. The aggregate of (i) the principal amount of all outstanding Advances under the New Money Credit Agreement, (ii) the Secured Refinancing Commitment (as defined in the Refinancing Credit Agreement) of all Refinancing Lenders, (iii) the Available Amount (as defined in the Common Terms Agreement) of all Refinancing Letters of Credit (as defined in the Common Terms Agreement), (iv) the principal amount of all Amended A Notes and (v) the aggregate principal amount of the Springdale Tranche A Facility, in each case as of the Closing Date and upon the Refinancing Closing (as defined in the Common Terms Agreement), does not exceed an amount equal to 30% of the consolidated assets (as determined for purposes of the Bond Lien Basket Provisions) of the Company, as determined in accordance with GAAP on the Closing Date after the occurrence of the New Money Closing (as defined in the Common Terms Agreement) but immediately before the occurrence of the Refinancing Closing, and the Indenture Trustee shall have received an Officer's Certificate of the Company with respect to the foregoing, dated as of the Closing Date, in such form as is delivered to the other Representative Agents pursuant to Section 3.03(e) of the Common Terms Agreement.

(x) The fees and expenses of the Indenture Trustee and the Resigning Trustee (including legal fees and expenses) that are due and payable shall have been paid in full.
Section 5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Holders and the Indenture Trustee that:

                    (a)     The execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate action, and this Agreement represents a binding obligation of the Company enforceable against the Company in accordance with its terms; and

(b) the representations and warranties made in Article IV of the Common Terms Agreement are true and correct as of the date hereof; and

                    (c)     each of the execution, delivery and performance by the Company of the Supply Indenture has been duly authorized by a Board Resolution (as defined in the Original Indenture), a copy of which is attached hereto as Exhibit B.

Section 6. Representation and Acknowledgment by Holders.

                    (a)     Each Holder represents to the Company that as of the date hereof (in the case of each Initial Holder) or as of the date on which it becomes a party to this Agreement (in the case of each Joining Holder) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is holding for its own account or for the account of a qualified institutional buyer.

                     (b)     Each Holder acknowledges that the Amended Notes have not been registered under the Securities Act and, therefore, cannot be resold without registration under that Act or unless an exemption from registration is available.

Section 7. Indemnity Relating to Assumption

                    (a)     The Company agrees to indemnify the Indenture Trustee and its officers, directors, employees and agents (the "Indemnified Parties") for, and to hold the Indemnified Parties harmless against, any costs, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities incurred without gross negligence or bad faith on the part of any Indemnified Party, arising out of or in connection with the Indenture Trustee's execution, delivery and performance of this Agreement, the Supply Indenture, the Security Agreement and the Intercreditor Agreement and the consummation of the transactions contemplated hereby and thereby.

                    (b)     Each Holder severally (but not jointly) agrees to indemnify the Indemnified Parties (to the extent not indemnified by the Company upon demand) for such Holder's pro rata share (determined based on the ratio of (i) the outstanding principal amount of Amended Notes held by such Holder to (ii) an amount equal to $380,000,000) of, and to hold the Indemnified Parties harmless against, any costs, expenses (including, without limitation, reasonable legal fees and expenses) and liabilities incurred without gross negligence or bad faith on the part of any Indemnified Party, arising out of or in connection with the Indenture Trustee's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, but not limited to, the Indenture Trustee's execution of the Supply Indenture, the Security Agreement and the Intercreditor Agreement.

                    (c)     The Company agrees to indemnify each Holder for, and to hold it harmless against, any costs, expenses and liabilities incurred by such Holder arising out of or in connection with the indemnity set forth in clause (b) of this Section 7.

                    (d)     The provisions of this Section 7 shall survive the termination of this Agreement, the Supply Indenture, the Security Agreement and/or the Intercreditor Agreement, the transfer of Amended Notes by any Holder and the earlier resignation or removal of the Indenture Trustee.

Section 8. Miscellaneous Provisions.
(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof.

                    (b)     Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed will be deemed an original, but such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                    (c)     No Waiver. No failure or delay on the part of the parties hereto or any agent or designee thereof to exercise, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                    (d)     Amendment, Waiver. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by each of the parties hereto. Any waiver shall be effective only for the specified purpose for which it is given.

                    (e)     Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                    (f)     Descriptive Headings. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                    (g)     Entire Agreement. This Agreement and any other document or instrument attached hereto or referred to herein, including any Joinder Agreements that may be entered into by a Joining Holder, integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

                    (h)     Successors and Assigns. The agreements of the parties hereto are solely for the benefit of the parties hereto and any other Existing Noteholders, and shall be binding upon and inure to the benefit of the respective successors and assigns of each of the foregoing parties. No person or entity (other than the foregoing parties, including their respective successors and assigns) shall have any right hereunder.

                    (i)     Satisfaction of Conditions Precedent. The execution and delivery of this Agreement by each party hereto shall be deemed to constitute the acknowledgement and agreement by such party that each condition precedent set forth in Section 4 hereof has been satisfied or waived and that this Agreement (including Section 2(a) hereof) is fully effective.

                    (j)     Acceptance of Amended Notes by Trustee. Pending acceptance of the Amended Notes by The Depositary Trust Company in substitution for the Existing Notes, the Trustee shall be deemed to have accepted delivery of the Amended Notes on behalf of the Existing Noteholders.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.
ALLEGHENY ENERGY SUPPLY COMPANY, LLC By: /S/ REGIS F. BINDER Name: Regis F. Binder Title: Treasurer

                                          AIG ANNUITY INSURANCE CO.

                                          By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          AIGAIC - WELLS FARGO

                                          By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          AMERICAN INTERNATIONAL LIFE ASSURANCE OF NY

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          AIG LIFE INSURANCE COMPANY

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          AIGSALAC - CORP HIGH GRADE

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          PRISM - ANLIC - CORP HIGH GRADE

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          PRISM - SALIC - CORP HIGH GRADE

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                                   By:  AIG GLOBAL INVESTMENT CORP.

                                                   By:       /S/ MICHAEL G. BROWN
                                                   Name:   Michael G. Brown
                                                   Title:     Database Administrator

                                          ALLSTATE INSURANCE COMPANY

                                                    By:     /S/ MARK DLOGHESSY
                                                    Name:   Mark Dloghessy
                                                    Title:     Authorized Signatory

                                          ALLSTATE LIFE INSURANCE COMPANY

                                                    By:     /S/ JUDITH GREFFIN
                                                    Name:   Judith Greffin
                                                    Title:     Authorized Signatory

                                         CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                   By:  CIGNA Investments, Inc.

                                                   By:       /S/ SEAN M. FREELEY
                                                   Name:   Sean M. Freeley
                                                   Title:     Vice President

                                         LIFE INSURANCE COMPANY OF NEW YORK

                                                   By:   CIGNA Investments, Inc.

                                                   By:       /S/ SEAN M. FREELEY
                                                   Name:   Sean M. Freeley
                                                   Title:     Vice President

                                         LIFE INSURANCE COMPANY OF NORTH AMERICA

                                                   By:   CIGNA Investments, Inc.

                                                   By:       /S/ SEAN M. FREELEY
                                                   Name:   Sean M. Freeley
                                                   Title:     Vice President

FARMLAND MUTUAL INSURANCE COMPANY By: /S/ CAROL L. DOVE Name: Carol L. Dove Title: Associate Vice President - Treasury Services and Assistant Treasurer

                                       FIDELITY AND GUARANTY LIFE INSURANCE CO.

                                                 By:   DWIGHT ASSET MANAGEMENT COMPANY

                                                 By:         /S/ DAVID THOMPSON
                                                 Name:     David Thompson
                                                 Title:       CIO

                                       FIDELITY AND GUARANTY LIFE INSURANCE CO. OF NY

                                                 By:   DWIGHT ASSET MANAGEMENT COMPANY

                                                 By:         /S/ DAVID THOMPSON
                                                 Name:     David Thompson
                                                 Title:       CIO

                                       OLD MUTUAL REASSURANCE LTD I/F/O FIDELITY AND
                                       GUARANTY LIFE INS.

                                                 By:   DWIGHT ASSET MANAGEMENT COMPANY

                                                 By:         /S/ DAVID THOMPSON
                                                 Name:     David Thompson
                                                 Title:       CIO

                                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                 By:       /S/ JERRY C. HANRAHAN
                                                 Name:   Jerry C. Hanrahan
                                                 Title:     Director

                                       JOHN HANCOCK VARIABLE LIFE INSURANCE
                                       COMPANY

                                                 By:       /S/ JERRY C. HANRAHAN
                                                 Name:   Jerry C. Hanrahan
                                                 Title:     Director

                                       INVESTORS PARTNER LIFE INSURANCE COMPANY

                                                 By:       /S/ JERRY C. HANRAHAN
                                                 Name:   Jerry C. Hanrahan
                                                 Title:     Director

                                       SIGNATURE 4 LIMITED

                                                 By:   JOHN HANCOCK LIFE INSURANCE
                                                            COMPANY, as Portfolio Advisor

                                                 By:       /S/ JERRY C. HANRAHAN
                                                 Name:   Jerry C. Hanrahan
                                                 Title:     Director

                                       MELLON BANK NA., solely in its capacity as Trustee for the
                                       Bell Atlantic Master trust as directed by John Hancock Life
                                       Insurance Company, and not it its individual capacity

                                                 By:        /S/ BERNADETTE RIST
                                                 Name:   Bernadette Rist
                                                 Title:     Authorized Signatory

                                       JOHN HANCOCK LIFE ASSURANCE COMPANY LIMITED

                                       By:   John Hancock Life Insurance Company,
                                                               as Investment Manager

                                                 By:      /S/ CAROL L. DOVE
                                                 Name:   Carol L. Dove
                                                 Title:     Associate Vice President -

                                                              Treasury Services and Assistant Treasurer

NATIONWIDE LIFE INSURANCE COMPANY By: /S/ CAROL L. DOVE Name: Carol L. Dove Title: Associate Vice President - Treasury Services and Assistant Treasurer

NEW YORK LIFE INVESTMENT MANAGEMENT LLC By: /S/ RONALD BRANDON Name: Ronald Brandon Title: Vice President

LAW DEBENTURE TRUST COMPANY OF NEW YORK, in its capacity as Indenture Trustee By: /S/ DANIEL R. FISHER Name: Daniel R. Fisher Title: Senior Vice President